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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2000

                            South Jersey Gas Company
             (Exact name of registrant as specified in its charter)

          New Jersey                      0-222111                     21-0398330
 (State or other jurisdiction            (Commission                (I.R.S. Employer
       of incorporation)                File Number)               Identification No.)

   One South Jersey Plaza, Route 54, Folsom, NJ                             08037
     (Address of principal executive offices)                             (Zip Code)

            Registrant's telephone number, including area code: (609) 561-9000

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Item 5. Other Events

   On June 26, 2000, South Jersey Gas Company (the "Company") entered into a First Amendment to Distribution Agreement covering the issuance and sale by the Company of its Secured Medium Term Notes (the "Notes"). The Company registered the Notes under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (File No. 333-62019). As of June 29, 2000, the Company entered into a First Supplement to Indenture of Trust, dated as of October 1, 1998, in connection with the sale of $10,000,000 principal amount of its Secured Medium Term Notes, Series A 2000-1 due August 1, 2018.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c) Exhibits

   4 First Supplement dated as of June 29, 2000 to Indenture of Trust, dated as of October 1, 1998.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 5, 2000

                                          South Jersey Gas Company

                                                   /s/ David A. Kindlick
                                          By: _________________________________
                                                     David A. Kindlick
                                             Senior Vice President, Finance &
                                                           Rates

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